UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 11, 2011

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33774	98-0509431
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

13/F, Shenzhen Special Zone Press Tower, Shennan Road
Futian, Shenzhen, China, 518034
(Address of Principal Executive Offices)

(86) 755-83765666
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events

As described in greater detail in the definitive proxy statement filed by China Security & Surveillance Technology, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on August 11, 2011, the Company, its directors and Rightmark Merger Sub Limited (“Merger Sub”) were named as defendants in six purported class action lawsuits brought in the Court of Chancery of the State of Delaware in connection with the proposed merger under the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 3, 2011, by and among Rightmark Holdings Limited, a British Virgin Islands company (“Parent”), Merger Sub, a Delaware corporation and a wholly owned, direct subsidiary of Parent, the Company and Mr. Guoshen Tu (solely for the purpose of Section 6.15 of the Merger Agreement), pursuant to which Merger Sub will be merged with and into the Company with the Company surviving the merger as a wholly owned subsidiary of Parent. The six lawsuits were consolidated into a single captioned In re China Security & Surveillance Technology, Inc. Shareholders Litigation, C.A. No. 6279-CS (the “Delaware Chancery Court Action”).

On August 11, 2011, solely to avoid the costs, risks and uncertainties inherent in litigation, the Company entered into a memorandum of understanding with plaintiffs and other named defendants, including members of the Company’s board of directors and Merger Sub, setting forth an agreement in principle for the settlement of the Delaware Chancery Court Action. A separate action filed in the United States District Court for the District of Delaware captioned Strum v. China Security & Surveillance Technology, Inc., et al., Case No. 1:11-cv-00646 is not included in the agreement in principle to settle the Delaware Chancery Court Action. Under the terms of the memorandum of understanding, the Company, the other named defendants and the plaintiffs have agreed, among other things, to settle the Delaware Chancery Court Action and all related claims subject to the drafting and execution of a definitive settlement agreement by the parties, final court approval of the settlement, and consummation of the merger. If the court approves the settlement contemplated in the memorandum of understanding, the asserted claims will be released and the Delaware Chancery Court Action will be dismissed with prejudice. Although the Company believes that no further supplemental disclosure was required under applicable laws, as a result of pendency and prosecution of the Delaware Chancery Court Action, the Company has made available additional information to its stockholders in the revised preliminary proxy statements filed with the SEC on July 8, 2011 and August 8, 2011. Additionally, in connection with the settlement, plaintiffs intend to seek, and the defendants have agreed to pay, an award of attorneys fees and expenses in an amount to be negotiated by the parties, or awarded by the court if no agreement is reached.

If the settlement is finally approved by the court, it is anticipated that the settlement will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed merger, the Merger Agreement, and any disclosure made in connection therewith. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated. The settlement will not affect the merger consideration to be paid to stockholders of the Company in connection with the proposed merger.

The Company and the other defendants, including members of the Company’s board of directors and Merger Sub, have denied, and continue to deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the lawsuit, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary and other legal duties and are entering into the contemplated settlement solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the merger that might arise from further litigation. Nothing in this Current Report on Form 8-K, the memorandum of understanding or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

Important Additional Information and Where to Find it

In connection with the proposed transaction, the Company has filed a definitive proxy statement and other relevant documents concerning the transaction with the SEC, and may file with the SEC other documents regarding the proposed transaction. A definitive proxy statement and a form of proxy will be mailed to stockholders of the Company. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT the proposed transaction, the persons soliciting proxies in connection with the proposed transaction on behalf of the Company and the interests of those persons in the proposed transaction and related matters. Stockholders will be able to obtain these documents, as well as other filings containing information about the Company, the proposed transaction and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People’s Republic of China, 518034, telephone: (86) 755-83510888.

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from our stockholders with respect to the proposed transaction. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2010 filed on February 28, 2011, as amended on April 29, 2011. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

This report is neither a solicitation of a proxy, an offer to purchase nor a solicitation of an offer to sell any securities and it is not a substitute for any proxy statement or other filings that may be made with the SEC should the proposed transaction go forward.

Forward-Looking Statements

This report may include certain statements that are not descriptions of historical facts, but are forward-looking statements. Such statements include, among others, those concerning the memorandum of understanding, settlement of the Delaware Chancery Court Action and approval by court of such settlement; benefits and costs of the proposed merger; management plans relating to the merger; the expected timing of the completion of the merger; the parties’ ability to complete the merger considering the various closing conditions, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Forward-looking statements can be identified by the use of forward-looking terminology such as “will,” “believes,” “expects” or similar expressions. Such information is based upon expectations of our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to uncertainties and contingencies beyond our control and based upon premises with respect to future business decisions, which are subject to change. We do not undertake to update the forward-looking statements contained in this report. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: the inability to enter into a stipulation of settlement or receive the court’s approve for the settlement; the risk that the merger may be delayed or may not be consummated; the risk that the Merger Agreement may be terminated in circumstances that require us to pay a termination fee; the risk that if Parent breaches the Merger Agreement, the maximum amount the Company could recover from Parent is $20 million; risks related to the diversion of management's attention from our ongoing business operations; risks regarding the failure of Parent to obtain the necessary financing to complete the merger; the effect of the announcement of the proposed merger or operational activities taken in anticipation of the merger on our business relationships, operating results and business generally; the outcome of any legal proceedings that have been or may be instituted against us related to the Merger Agreement; the amount of the costs, fees, expenses and charges related to the merger; and risks related to obtaining the requisite consents to the merger, including, without limitation, the timing (including possible delays) and receipt of stockholder approval. For a description of additional risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this report, see our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our subsequent SEC filings. Copies of filings made with the SEC are available through the SEC's electronic data gathering analysis retrieval system at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Security & Surveillance Technology, Inc.

Date: August 15, 2011

/s/ Terence Yap
Chief Financial Officer